August 31, 2011
DIAMOND HILL FUNDS
Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund
Supplement to Prospectus Dated February 28, 2011 (as amended August 19, 2011)
Management of the Funds
Effective October 1, 2011, the Large Cap Fund fee listed in the paragraph preceding the table of Portfolio Managers on Page 28 will be reduced from 0.60% to 0.55%. This fee reduction represents a contractual fee change.
     This Supplement and the Prospectus dated February 28, 2011 provide the information a prospective investor ought to know before investing and should be retained for future reference.